EXHIBIT 99.1

3D Systems Acquires Kemo

Bringing Its Entire Content-To-Print Solutions to Benelux Customers

ROCK HILL, S.C., Oct. 4, 2011 (GLOBE NEWSWIRE) -- 3D Systems Corporation (NYSE:DDD) announced today that it acquired Kemo Modelmakerij B.V. (Kemo), a leading provider of on-demand custom parts services headquartered in Budel, The Netherlands. The company plans to continue all of its Kemo operations as 3D Systems Benelux and immediately offer its expanded range of 3D content-to-print solutions for the benefit of design-to-manufacturing professionals and consumers alike. Kemo is the second Dutch company to be acquired this year, after the earlier acquisition of Amsterdam based Freedom Of Creation (FOC), underscoring the strategic importance of the Benelux marketplace to the company's European growth plans.

"We are very pleased to add a company of Kemo's reputation and experience to our expanding on-demand custom parts services network in Europe," said Abe Reichental, President and Chief Executive Officer of 3D Systems.

"We are excited to become part of 3D Systems, a leading provider of the most complete portfolio of 3D content-to-print solutions available today," said Marc Kemkens, General Manager, 3D Systems Benelux.  "We plan to leverage our experience for the benefit of our customers by building a stronger local presence and delivering the full range of 3D Systems' products and services throughout the region."

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.  In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or include terms such as "believes," "belief," "expects," "estimates," "intends," "anticipates" or "plans" to be uncertain and forward-looking.  Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

About 3D Systems Corporation

3D Systems is a leading provider of 3D content-to-print solutions including 3D printers, print materials and on-demand custom parts services for professionals and consumers alike. The company also provides creative content development, design productivity tools and curation services and downloads. Its expertly integrated solutions replace, displace and complement traditional methods and reduce the time and cost of designing new products by printing real parts directly from digital input. These solutions are used to rapidly design, communicate, prototype and produce functional parts, empowering its customers to create with confidence.

More information on the company is available at www.3DSystems.com.

To experience 3D Systems' entire range of 3D content-to-print products and services please visit www.printin3D.com, www.production3dprinters.com, www.toptobottomdental.com, www.quickparts.com, www.3Dproparts.com, www.alibre.com, www.bitsfrombytes.com, www.botmill.com, www.The3dStudio.com, www.freedomofcreation.com, www.sycode.com, www.3dsystems.com.au, blog.3dsystems.com, or via email at moreinfo@3Dsystems.com.

The 3D Systems Corporation logo is available at  http://www.globenewswire.com/newsroom/prs/?pkgid=4537

About Kemo

Kemo is a leading provider of custom manufacturing services for engineers and designers who want to create plastic and metal parts from rapid prototyping to production, utilizing 3D CAD files. With complete in-house rapid prototyping and tooling capabilities and an experienced engineering project team Kemo delivers quality prototyping and manufacturing services on time and within budget.

For more information, visit www.3dsystems.com/benelux or call +31(0) 495 49 52 75.

CONTACT: Investor Contact: Stacey Witten
         803-326-4010
         E-mail: WittenS@3dsystems.com

         Media Contact: Cathy Lewis
         803-326-3950
         Email: LewisCL@3dsystems.com